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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549






                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 15, 2000



                          BAY VIEW CAPITAL CORPORATION
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             (Exact name of registrant as specified in its charter)




    Delaware                     001-14879                    94-3078031
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(State or other          (Commission File Number)            (IRS Employer
jurisdiction of                                              Identification
incorporation)                                                    No.)




1840 Gateway Drive, San Mateo, California                  94404
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(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code (650) 312-7200



                                       N/A
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(Former name or former address, if changed since last report.)


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Item 5.  Other Events.
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     The 2000 Annual Meeting of Stockholders of Bay View Capital Corporation
("Bay View") will be held at 1:00 p.m., local time, on April 27, 2000 at Bay View's main offices, located at 1840 Gateway Drive, San Mateo, California 94404. Stockholders of record at the close of business on March 1, 2000 will be the stockholders entitled to vote at the Annual Meeting.

Item 7. Financial Statements and Exhibits.
        ---------------------------------

     Not applicable.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BAY VIEW CAPITAL CORPORATION



Date: February 15, 2000                By: /s/ Douglas J. Wallis
                                           ------------------------------
                                           Douglas J. Wallis
                                           Executive Vice President,
                                            General Counsel and Secretary

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